UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): September 27, 2007

APPLE REIT SEVEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-52585	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated September 27, 2007 and filed (by the required date) on September 27, 2007 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

(Audited)

(Unaudited)

Balance Sheets – September 30, 2007 and 2006	10
Statements of Partners’ Equity – Nine Months Ended September 30, 2007 and 2006	11
Statements of Operations – Nine Months Ended September 30, 2007 and 2007	12
Statements of Cash Flows – Nine Months Ended September 30, 2007 and 2007	13

(b)	Pro forma financial information.

The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

Apple REIT Seven, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007	14
Notes to Pro Forma Condensed Consolidated Balance Sheets	15
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006 and the Nine months ended September 30, 2007	16
Notes to Pro Forma Condensed Consolidated Statements of Operations	17

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

None.

Independent Auditors’ Report

To the Board of Directors

Apple Seven Hospitality, Inc.

Richmond, Virginia

We have audited the accompanying balance sheet of the Northwest San Antonio, Texas -Towneplace Suites by Marriott Hotel (the Hotel), as of December 31, 2006, and the related statements of partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the management of the Hotel. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hotel as of December 31, 2006, and the results of its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

November 8, 2007

NORTHWEST SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

BALANCE SHEET

DECEMBER 31, 2006

ASSETS
INVESTMENT IN HOTEL PROPERTY:
Land	$1,073,451
Construction in Progress	2,620,101
Furnishings and Equipment	34,909

TOTAL INVESTMENT IN HOTEL PROPERTY	3,728,461

Cash and Cash Equivalents	510,180
Prepaid Assets	31,860
Franchise Fees	49,200

591,240

TOTAL ASSETS	$4,319,701

LIABILITIES AND PARTNERS’ EQUITY
LIABILITIES:
Mortgage Payable	$1,224,000
Accounts Payable	851,146
Accrued Liabilities	34,247
Due to Affiliate	588,945

TOTAL LIABILITIES	2,698,338
PARTNERS’ EQUITY	1,621,363

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$4,319,701

The accompanying notes are an integral part of this financial statement.

NORTHWEST SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

STATEMENT OF PARTNERS’ EQUITY

YEAR ENDED DECEMBER 31, 2006

Balance, January 1, 2006	$—
Equity Contributions, net	1,621,363

Balance, December 31, 2006	$1,621,363

The accompanying notes are an integral part of this financial statement.

NORTHWEST SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2006

CASH FLOWS FROM (TO) INVESTING ACTIVITIES:
Prepaid Assets	$(31,860)
Purchase of Hotel Property	(2,892,268)

NET CASH USED BY INVESTING ACTIVITIES	(2,924,128)

CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage Loan Proceeds	1,224,000
Affiliate Loans	588,945
Equity Contributions, net	1,621,363

NET CASH PROVIDED BY FINANCING ACTIVITIES	3,434,308

NET INCREASE IN CASH	510,180

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	—

CASH AND CASH EQUIVALENTS, END OF YEAR	$510,180

SUPPLEMENTAL DISCLOSURES:
Interest Paid: Capitalized to Investment in Hotel Property	$37,268

NONCASH FINANCING AND INVESTING ACTIVITIES:
Hotel property purchases in the amounts of $801,946 and $34,247, respectively, were financed with accounts payable and accrued liabilities.
Franchise fees in the amount of $49,200 were financed with accounts payable.

The accompanying notes are an integral part of this financial statement.

NORTHWEST SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2006

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

The accompanying financial statements present the financial information of the Northwest San Antonio, Texas - Towneplace Suites by Marriott Hotel property (the Hotel) as of December 31, 2006 and for the year then ended. The Hotel, which is located at 5104 Prue Road, was owned by SATX-TPS-NW Property, L. P., a Texas limited partnership throughout the period presented. The partnership entity was formed during 2006. The partnership acquired the Hotel land and began construction on the 123 room Hotel during 2006.

The Hotel was being developed by W. I. Realty I, L. P., an affiliate. At December 31, 2006, the Hotel was under construction and, accordingly, had not opened for business. Hotel construction was completed and the Hotel opened for business on September 27, 2007.

Towneplace Suites by Marriott Hotels specialize in providing extended stay lodging for business or leisure travelers. While customers may rent rooms for a night, terms of up to a month or longer are available. Economic conditions in the Hotel locality will impact the Hotel’s future revenues and the ability to collect accounts receivable.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash and Cash Equivalents - Cash and cash equivalents includes demand deposits in banks.

Concentrations - Cash maintained at major financial institutions may at times during the year be in excess of the FDIC-insured limit. However, these deposits may be redeemed upon demand, and therefore, bear minimal risk.

(Continued)

NORTHWEST SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2006

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Investment in Hotel Property - Land, construction in progress, and furnishings and equipment are stated at the Owner’s cost. Costs of improvements including interest, financing costs and real estate taxes during the construction period are capitalized. Capitalized interest totaled $37,268 in 2006. Costs of normal repairs and maintenance are charged to expense as incurred. Upon the sale or retirement of property and equipment, the cost and related accumulated depreciation are removed from the respective accounts, and the resulting gain or loss, if any, is included in income.

Construction in progress consists of costs incurred to construct the Hotel and develop the site up to the time the Hotel is placed in operation.

No depreciation has been recorded to date since the Hotel has not been placed in operation.

Asset Impairment - Long-lived assets are evaluated for impairment based on undiscounted future cash flows, and, if impaired, are carried at fair value. Assets to be disposed of are reported at the lower of carrying value or fair value less cost to sell. No impairment losses have been recorded to date.

Loan Costs - Construction loan costs are capitalized to investment in hotel property and are depreciated in accordance with the Hotel’s normal depreciation policies.

Income Taxes - The Hotel property was owned by a limited partnership throughout the financial statement period. Income and losses of a limited partnership are passed through to the partners and taxed on their individual income tax returns. Accordingly, the financial statements do not reflect an income tax provision.

NOTE 3 - RELATED PARTY TRANSACTIONS

On August 25, 2006, the Owner entered into a 20 year franchise agreement with Marriott International, Inc. to operate as a Towneplace Suites by Marriott Hotel. The agreement, which required an initial franchise fee of $49,200, also requires the Owner to pay the franchisor monthly royalty and marketing fees totaling five percent and one and one half percent of the Hotel’s gross room revenue, respectively.

(Continued)

NORTHWEST SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2006

NOTE 3 - RELATED PARTY TRANSACTIONS, (Continued)

The Owner has agreed to pay development fees of $366,000 to W. I. Realty I, L. P. in connection with development of the Hotel property. Through December 31, 2006, $164,700 was earned and has been included in construction in progress. The balance of $201,300 was earned in 2007.

The balance in due to affiliate represents advances from W. I. Realty I, L. P. to fund Hotel property costs. The advances bear interest at ten percent per annum. Through December 31, 2006, $32,542 of interest has been charged on the affiliate advances and is capitalized to investment in Hotel property.

NOTE 4 - MORTGAGE LOAN PAYABLE

The Hotel property was encumbered by a $10,807,100 construction loan with Sovereign Bank dated August 30, 2006. Through December 31, 2006, $1,224,000 was advanced. The loan required interest only payments and bore interest at a floating rate of LIBOR plus 2.125%.

The loan was secured by the Hotel property mortgage, a security agreement covering tangible and intangible assets of the Hotel and the guarantee of W. I. Realty I, L. P. The loan, which was scheduled to mature on August 30, 2008, was paid on September 27, 2007 upon the sale of Hotel assets.

NOTE 5 - SUBSEQUENT EVENT

The Owner sold the Hotel land, improvements and furnishings to Apple Seven Hospitality Texas, L. P., an affiliate of Apple Seven Hospitality, Inc., on September 27, 2007. The sales price exceeded the carrying value of the Hotel’s assets.

NORTHWEST SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

BALANCE SHEETS

(Unaudited)

ASSETS
	September 30,
	2007	2006
INVESTMENT IN HOTEL PROPERTY:
Land	$1,073,451	$1,073,451
Construction in Progress	—	—
Building and Improvements	8,621,120	562,411
Furnishings and Equipment	1,184,668	—

TOTAL INVESTMENT IN HOTEL PROPERTY	10,879,239	1,635,862

Cash and Cash Equivalents	1,256	1,989
Prepaid Assets	63,172	—
Due from Affiliates	—	622,900
Franchise Fees	49,200	49,200

	113,628	674,089

TOTAL ASSETS	$10,992,867	$2,309,951

LIABILITIES AND PARTNERS’ EQUITY

LIABILITIES:
Accounts Payable	$—	$90,308
Accrued Liabilities	—	28,191
Due to Affiliates	23,800	570,104

TOTAL LIABILITIES	23,800	688,603
PARTNERS’ EQUITY	10,969,067	1,621,348

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$10,992,867	$2,309,951

NORTHWEST SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

STATEMENTS OF PARTNERS’ EQUITY

NINE MONTH PERIODS ENDED SEPTEMBER 30, 2007 AND 2006

(Unaudited)

	2007	2006
Balance, January 1	$1,621,363	$—
Capital Contributions, net	9,437,505	1,621,348
Net Loss	(89,801)	—

Balance, September 30	$10,969,067	$1,621,348

NORTHWEST SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

STATEMENTS OF OPERATIONS

NINE MONTH PERIODS ENDED SEPTEMBER 30, 2007 AND 2006

(Unaudited)

	2007	2006
REVENUES
Rooms	$1,744	$—

EXPENSES:
Rooms	14,655	—
Other Operating Departments	1,282	—
General and Administrative	2,740	—
Marketing and Pre-Opening Costs	67,354	—
Property Operations and Energy	4,741	—
Property Taxes and Insurance	650	—
Management and Royalty Fees	123	—

TOTAL EXPENSES	91,545	—

NET LOSS	$(89,801)	$—

NORTHWEST SAN ANTONIO, TEXAS - TOWNEPLACE SUITES BY MARRIOTT HOTEL

STATEMENTS OF CASH FLOWS

NINE MONTH PERIODS ENDED SEPTEMBER 30, 2007 AND 2006

(Unaudited)

	2007	2006
CASH FLOWS TO OPERATING ACTIVITIES:
Net Loss	$(89,801)	$—

CASH FLOWS TO INVESTING ACTIVITIES:
Purchase of Hotel Property	(7,986,971)	(1,566,563)
Payment of Franchise Fees	(49,200)	—
Change in Prepaid Assets	(31,312)	—

NET CASH USED BY INVESTING ACTIVITIES	(8,067,483)	(1,566,563)

CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
Mortgage Loan Proceeds	8,792,964	—
Mortgage Loan Curtailment	(10,016,964)	—
Affiliate Loans	(565,145)	(52,796)
Capital Contributions, net	9,437,505	1,621,348

NET CASH PROVIDED BY FINANCING ACTIVITIES	7,648,360	1,568,552

NET INCREASE (DECREASE) IN CASH	(508,924)	1,989

CASH AND CASH EQUIVALENTS, JANUARY 1	510,180	—

CASH AND CASH EQUIVALENTS, SEPTEMBER 30	$1,256	$1,989

SUPPLEMENTAL DISCLOSURES:
Interest Paid: Capitalized to Investment in Hotel Property	$259,736	$18,048

NONCASH FINANCING AND INVESTING ACTIVITIES:
January 1, 2007 through September 30, 2007 Hotel property purchases include the payment of $836,193 of accounts payable and accrued liabilities.

January 1, 2006 through September 30, 2006 Hotel property purchases in the amount of $69,299 were financed with accounts payable and accrued liabilities.

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2007 (unaudited) and

Condensed Statements of Operations for the Nine Months ended September 30, 2007 (unaudited)

and Year Ended December 31, 2007 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
TownePlace Suites	San Antonio, TX	$13.8	September 27, 2007
Courtyard	Trussville, AL	9.5	October 4, 2007
TownePlace Suites	Huntsville, AL	8.9	December 10, 2007

	Total	$32.2

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Larry Blumberg & Associates, or by an affiliate of Western International, Inc. under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Seven, Inc. and the historical balance sheets of the hotel properties. The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 2007, nor does it purport to represent the future financial position of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels, as included in this document.

The historical Condensed Statements of Operations of the Company have no adjustments as each of the properties were under construction in 2006 and were owned from their date of opening. The hotels had limited historical operational activity prior to opening.

The Company has made other acquisitions during 2007 which have been disclosed in previously filed Form 8-K's. The hotels acquired, their date of acquisition and date of applicable Form 8-K filing are:

Hotel	Date Acquired	Date of Form 8-K Filing
Highlands Ranch, CO Residence Inn	February 21, 2007	February 27, 2007
Miami, FL Homewood Suites	February 22, 2007	February 27, 2007
Cranford, NJ Homewood Suites	March 7, 2007	March 13, 2007
Mahwah, NJ Homewood Suites	March 7, 2007	March 13, 2007
Highlands Ranch, CO Hilton Garden Inn	March 9, 2007	March 13, 2007
Columbus, GA Fairfield Inn	April 24, 2007	April 26, 2007
Tallahassee, FL Fairfield Inn	April 24, 2007	April 26, 2007
Lakeland, FL Courtyard	April 24, 2007	April 26, 2007
Prattville, AL Courtyard	April 24, 2007	April 26, 2007
Memphis, TN Homewood Suites	May 15, 2007	May 18, 2007
Dothan, AL Fairfield Inn	May 16, 2007	May 18, 2007
San Diego, CA Residence Inn	June 13, 2007	June 19, 2007
Provo, UT Residence Inn	June 13, 2007	June 19, 2007
San Antonio, TX TownePlace Suites	June 29, 2007	July 3, 2007
Alexandria, VA Courtyard	July 13, 2007	July 16, 2007
San Diego, CA Hampton Inn	July 18, 2007	July 20, 2007

Balance Sheet as of September 30, 2007 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet (D)	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$735,480	$19,000	(A)	$754,480
Cash and cash equivalents	201,735	(19,119	)(C)	182,616
Restricted cash—escrow deposits	10,308	—		10,308
Other assets	19,074	119	(B)	19,193

Total Assets	$966,597	$—		$966,597

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable	$85,197	—		$85,197
Accounts payable, accrued costs and other liabilities	7,359	—		7,359

Total liabilities	92,556	—		92,556

Shareholders' equity (deficit)	—	—		—
Preferred stock, authorized 15,000,000 shares	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—		24
Common stock, no par value, authorized 200,000,000 shares	899,216	—		899,216
Retained earnings (deficit)	(25,199)	—		(25,199)

Total shareholders' equity	874,041	—		874,041

Total liabilities and shareholders' equity	$966,597	$—		$966,597

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the three properties that have been purchased on or after September 27, 2007 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Trussville, AL Courtyard	Huntsville, AL TownePlace Suites	Total Combined
Purchase price per contract	$9,510	$8,927	$18,437
Other closing costs	33	33	66
Other capitalized costs (credits) incurred	64	64	128
Acquisition fee payable to Apple Suites Realty
Group (2% of purchase price per contract)	190	179	369

Investment in hotel properties	9,797	9,203	19,000	(A)

Net other assets/(liabilities) assumed	119	—	119	(B)

Total purchase price	$9,916	$9,203	19,119	(C)

Less: Cash on hand at September 30, 2007 to fund acquisitions			(201,735)

Plus: Working capital requirements			10,000

Cash balances in excess of amount needed to fund hotel acquisitions and working capital requirements (000's)			$(172,616)

(B)	Represents other assets and liabilities assumed in the acquisition of hotels, including prepaid or accrued property taxes.
(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.
(D)	The San Antonio TownePlace Suites hotel was purchased by the Company on September 27, 2007; no adjustments are necessary to the Company's historical consolidated balance sheet as of September 30, 2007 for this purchase. The contractual purchase price for the San Antonio hotel was $13.8 million.

For the year ended December 31, 2006 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	Northwest San Antonio, Texas TownePlace Suites by Marriott Hotel (A)	Trussville, AL Courtyard (A)	Huntsville, AL TownePlace Suites (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$18,800	$—	$—	$—	$—		$18,800
Other operating revenue	1,545	—	—	—	—		1,545

Total revenue	20,345	—	—	—	—		20,345

Expenses
Operating expenses	11,610	—	—	—	—		11,610
General and administrative	1,988	—	—	—	—		1,988
Management fees	619	—	—	—	—		619
Taxes, insurance and other	1,472	—	—	—	—		1,472
Depreciation of real estate owned	3,073	—	—	—	—		3,073
Interest, net	(1,855)	—	—	—	—		(1,855)

Total expenses	16,907	—	—	—	—		16,907

Income tax expense	—	—	—	—	—	(C)	—

Net income	$3,438	$—	$—	$—	$—		$3,438

Income per common share:
Basic and diluted	$0.23						$0.23

Basic and diluted weighted average common shares outstanding (000s)	15,152				—		15,152

For the nine months ended September 30, 2007 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	Northwest San Antonio, Texas TownePlace Suites by Marriott Hotel (A)	Trussville, AL Courtyard (A)	Huntsville, AL TownePlace Suites (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$91,299	$2	$—	$—	$(2	)(B)	$91,299
Other operating revenue	6,395	—	—	—	—		6,395

Total revenue	97,694	2	—	—	(2)		97,694

Expenses
Operating expenses	49,861	88	—	—	(88	)(B)	49,861
General and administrative	2,608	3	—	—	(3	)(B)	2,608
Management fees	3,373	—	—	—	—		3,373
Taxes, insurance and other	6,349	1	—	—	(1	)(B)	6,349
Depreciation of real estate owned	11,407	—	—	—	—		11,407

Debt extinguishment costs	1,386						1,386
Interest, net	(1,368)	—	—	—	—		(1,368)

Total expenses	73,616	92	—	—	(92)		73,616

Income tax expense	—	—	—	—	—	(C)	—

Net income (loss)	$24,078	$(90)	$—	$—	$90		$24,078

Income (loss) per common share:
Basic and diluted	$0.38						$0.38

Basic and diluted weighted average common shares outstanding (000s)	63,793				—		63,793

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2006 for the respective periods prior to acquisition by the Company. Each of the three properties acquired were under construction during 2006, and opened during 2007. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: San Antonio, TX TownePlace Suites, opened September 2007; Trussville, AL Courtyard, opened October 2007; and Huntsville, AL TownePlace Suites, opened December 2007.

(B)	Adjustments reflect the September 27, 2007 purchase date by the Company of the San Antonio, TX TownePlace Suites hotel; the results of operation of this hotel for the period from date of acquisition through September 30, 2007 are reflected in the Company's historical Statement of Operations for the nine months ended September 30, 2007.

(C)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

December 11, 2007